UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801 (Zip Code)
(Address of principal executive offices)

(225) 248-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01	Entry into a Material Definitive Agreement

On January 22, 2020, Business First Bancshares, Inc. (“Business First”), a Louisiana corporation and the parent holding company of b1Bank, and Pedestal Bancshares, Inc. (“Pedestal”), a Louisiana corporation and the parent holding company of Pedestal Bank, entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which Pedestal will merge with and into Business First, with Business First being the surviving corporation (the “merger”). Immediately following the merger, Pedestal Bank will merge with and into b1Bank, with b1Bank surviving the merger.

Under the terms of the Reorganization Agreement, each share of Pedestal common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 1.745 shares of Business First’s common stock. In addition, prior to the closing of the merger, Pedestal will be permitted to make a one-time distribution to its shareholders equal to the balance of Pedestal’s accumulated adjustment account, subject to a maximum of $5.00 per share. Each Pedestal restricted stock unit that is outstanding prior to the closing of the merger will be cancelled as of the effective time of the merger and be converted into the right to receive the merger consideration in respect of each share of Pedestal common stock underlying such restricted stock unit.

The Reorganization Agreement contains customary representations and warranties and covenants by Business First and Pedestal.  Included among the covenants contained in the Reorganization Agreement is the obligation of Pedestal not to solicit, initiate, encourage or otherwise facilitate any inquiries or other proposals related to, participate in any discussions or negotiations regarding or furnish any nonpublic information related to, any alternative business combination transaction, subject to certain exceptions.  In the event that Pedestal receives an unsolicited proposal with respect to an alternative business combination transaction that its board of directors determines to be superior to the transaction with Business First, Business First will have an opportunity to match the terms of such proposal, subject to certain requirements.

The assertions embodied in the representations and warranties contained in the Reorganization Agreement were made solely for purposes of the Reorganization Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating terms.  Moreover, the representations and warranties are subject to contractual standards of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Business First and Pedestal rather than establishing matters as facts.  For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Business First or Pedestal at the time they were made or otherwise.  The representations and warranties of the parties will not survive the closing.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals, approval of the merger by the shareholders of Pedestal and approval of the merger and the issuance of shares of Business First common stock in connection with the merger by the shareholders of Business First. The Reorganization Agreement also provides certain termination rights for both Business First and Pedestal, and further provides that a termination fee of $8,000,000 will be payable by Pedestal upon termination of the Reorganization Agreement under certain circumstances related to pursuit of an alternative business combination transaction.

The foregoing summary of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Reorganization Agreement has been unanimously approved by the boards of directors of each of Business First and Pedestal, and the Reorganization Agreement has been executed and delivered by each of the parties.  Subject to the satisfaction of all closing conditions, including the receipt of all required regulatory and shareholder approvals from both Business First and Pedestal, the merger is expected to be completed in the second quarter of 2020.  In connection with the execution of the Reorganization Agreement, the non-employee directors of Pedestal entered into customary non-competition agreements, and all of Pedestal’s directors and executive officers entered into a voting agreement related to the transaction.  The non-competition agreements provide generally that the executing party will not solicit the former employees or customers of Pedestal, or otherwise engage in banking activities in competition with Business First, for a period of two years following the effective date of the merger, subject to certain exceptions.  The voting agreements generally provide that the executing party will vote his or her shares in favor of the Reorganization Agreement at any meeting of the Pedestal shareholders called to consider such transaction(s).

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

2.01	Agreement and Plan of Reorganization by and between Business First Bancshares, Inc. and Pedestal Bancshares, Inc., dated January 22, 2020.

Forward-Looking Statements

Statements in this report may not be based on historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to (i) the expected impact of the proposed transaction between Business First and Pedestal (the “Proposed Transaction”) on the combined entities’ operations, financial condition, and financial results, (ii) expectations regarding the ability of Business First to successfully integrate the combined businesses, and (iii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this report because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the Proposed Transaction, including necessary approvals by Business First’s and Pedestal’s respective shareholders, on the expected terms and schedule, delay in closing the Proposed Transaction, difficulties and delays in integrating the Pedestal businesses or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in Business First’s reports and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements, expressed or implied, included in this report are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this report, and neither Business First nor Pedestal undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the Proposed Transaction, Business First will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of Business First and Pedestal and a prospectus of Business First (the “Joint Proxy Statement-Prospectus”), and Business First may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Joint Proxy Statement-Prospectus will be mailed to the shareholders of Business First and Pedestal. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BUSINESS FIRST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Free copies of the Joint Proxy Statement-Prospectus, as well as other filings containing information about Business First, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by Business First. You will also be able to obtain these documents, when they are filed, free of charge, from Business First at www.b1bank.com. Copies of the Joint Proxy Statement-Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600 or to Pedestal Bancshares, Inc., 1300 W. Tunnel Blvd., Houma, LA 70360, Attention: Corporate Secretary, Telephone: 985-858-5220.

Participants in the Solicitation

Business First, Pedestal and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Business First and Pedestal in connection with the Proposed Transaction. Information about Business First’s directors and executive officers is available in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on May 1, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
Name:	David R. Melville, III
Title:	President and Chief Executive Officer

Date: January 24, 2020